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Exhibit 10.03
                              CREDIT AGREEMENT

     THIS CREDIT AGREEMENT (this "Agreement") is made and entered into effective the 31st day of December, 1998 by and between JFJ ECOSYSTEMS, LLC, a Missouri limited liability company ("Creditor"), INDUSTRIAL ECOSYSTEMS, INC., a Utah corporation ("Debtor"), and IEI CANADA, INC. an Ontario corporation ("IEI Canada").

                                  Premises

     A. Creditor and Debtor, through its wholly owned subsidiary, IEI Canada, are partners in ROP North America, LLC, a joint venture formed in March 1998 to transform organic waste into livestock feed (the "Joint Venture").

     B. The Creditor, Debtor, and IEI Canada have recently entered into a letter of intent, dated December 14, 1998 (the "Letter of Intent") wherein Creditor, Debtor and IEI Canada propose a restructuring of the Joint Venture.

     C. In connection with the restructuring of the Joint Venture the Creditor and Debtor have entered into a Rights Agreement, of even date, to which this Agreement has been attached as Exhibit A, wherein the Creditor has agreed to extend to Debtor a line of credit in the aggregate principal amount of $750,000, subject to the terms and conditions hereinafter set forth.

                                 Agreement

     NOW, THEREFORE, in reliance upon the recitals set forth above and for and in consideration of the mutual promises and covenants contained herein and the mutual benefits to the parties to be derived from this Agreement, it is hereby agreed as follows:

                                 ARTICLE I
                              LINE OF CREDIT

     1.1 Amount. Pursuant to the terms of this Agreement, Creditor shall provide to Debtor a line of credit in the aggregate principal amount $750,000. The credit extended under this Agreement and as evidenced by this Agreement is to be used by Debtor for working capital in operating the Debtor's business. Debtor agrees that the monthly statements of account provided by the Creditor to the Debtor shall serve as prima facie evidence as to the unpaid and funded principal balanced owed to Creditor.

     1.2 Interest. All loan proceeds provided pursuant to the terms of this Agreement shall bear interest on the monthly balance (as defined below in Section 1.5 (c)) at six percent (6%) per annum from the date hereof until either paid in full or satisfied pursuant to the terms of the Rights Agreement. Any additional extensions of credit by Creditor to Debtor shall bear interest at the foregoing rate from and after the date of such loan. The principal and interest, together with any extensions, modifications, renewals, or additional loans, the performance of the covenants and agreements of Debtor contained herein, and the obligations of Debtor under the terms of the accompanying promissory note and collateral pledge agreement attached hereto shall be hereinafter referred to collectively as the "Obligation."

     1.3 Master Promissory Note. The Obligation, including any modifications, extensions, or renewals thereof, will be evidenced by a Master Promissory Note executed by the Debtor, substantially in the form attached hereto as Exhibit A-1 and incorporated herein by this reference (the "Master Promissory Note"), payable by December 31, 2000.

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     1.4  Collateral Pledge Agreement.  As security for the Obligation, including any modifications, extensions, or renewals thereof, Debtor and IEI Canada will execute the Pledge and Security Agreement attached hereto as Exhibit A-2and incorporated herein by this reference (the "Pledge and Security Agreement"), granting Creditor a security interest in all of IEI Canada's membership interest in the Joint Venture, which shall be deemed the "Collateral."

     1.5  Payment.

          (a) The entire Obligation is due December 31, 2000 unless canceled pursuant to the Rights Agreement, extended by Creditor pursuant to written notice thereof or such other agreement as may be entered into between Creditor and Debtor with respect thereto;

          (b) Debtor may, but is not obligated to, make periodic payments in part or full payment of the "monthly balance" as defined in subsection (c) of this section.

          (c) The "monthly balance" will be computed by taking the balance of Debtor's account on the first day of each month, adding any additional advances and interest charges and subtracting any payments or credits.

          (d) The entire Obligation will be due immediately upon the expiration of the notice of default given to Debtor from Creditor in the event of default by Debtor as hereinafter provided.

     1.6 Term. Unless terminated earlier by the mutual agreement of the parties or pursuant to the Rights Agreement or another provision of this Agreement, this Agreement shall continue in full force and effect until December 31, 2000, and shall be renewable, if not paid in full or otherwise canceled pursuant to the terms of the Rights Agreement, on the mutual agreement of the parties.

     1.7 Credit Account. In connection with the funding of the line of credit, Debtor will establish a trust account at the law firm of Taylor and Associates, Inc., Salt Lake City, Utah (the "Credit Account") for the purpose of depositing the funds from the line of credit. Interest on the funds advanced under the line of credit shall begin to accrue at such time as the Credit Account is funded by the Creditor. All disbursements from the Credit Account to Debtor shall be subject to checks signed or approved by at least two members of the Credit Committee, as designated by Debtor and hereafter defined in section 5.1 of this Agreement.

                               ARTICLE II
                 CONDITIONS OF CREDITOR'S OBLIGATIONS

     All obligations of Creditor under this Agreement are subject to the fulfillment, prior to any funds being loaned hereunder, of each of the following conditions, any or all of which may be waived in writing in whole or in part by Creditor at or prior to execution.

     2.1 Satisfaction of Conditions. Debtor shall have performed and satisfied in all material respects all obligations, conditions, and covenants required by this Agreement to be performed and satisfied by it at or before the execution of this Agreement.

     2.2.  Certain Documents.  The obligation of Creditor to fund the line of

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credit is subject to the condition that all of the following documents shall have been received by Creditor:

          (a) The Master Promissory Note, in the form of Exhibit A-1, with appropriate insertions, executed as appropriate by Debtor;

          (b) The Pledge and Security Agreement in the form of Exhibit A-2 attached hereto, with appropriate insertions, executed as appropriate by Debtor;

          (c) Form UCC-1, executed as appropriate by Debtor, IEI Canada and Creditor; and

          (d)  This Agreement executed by Debtor, IEI Canada and Creditor.

                             ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF DEBTOR

     In order to obtain Creditor's reliance and agreement to enter into this Agreement and the transactions contemplated hereby, Debtor makes the following representations and warranties:

     3.1 Organization. Debtor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah and has the corporate power and authority to carry on its business in all material respects as it is now being conducted. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of the Debtor's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

     3.2 Approval of Agreement. Debtor has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors Debtor has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby.

     3.3 No Conflicting Agreements. The execution and delivery of this Agreement and the consummation of the transactions provided for herein will not violate or conflict with or result in the breach of any provision or covenant or constitute a default or an event which with notice or lapse of time or both would constitute a default under, or accelerate the performance required by, or result in the termination of any agreement, stipulation, order, judgment, or decree to which Debtor is a party.

     3.4 Binding Obligation. This Agreement, the Master Promissory Note and the Pledge and Security Agreement have been duly executed and delivered by Debtor and constitute legal, valid, and binding obligations of Debtor and are enforceable against them in accordance with their terms.

                              ARTICLE IV
                    NEGATIVE COVENANTS OF DEBTOR

     Debtor agrees that it will not, prior to the satisfaction of all its obligations under the terms of this Agreement, the Master Promissory Note and the Pledge and Security Agreement, do any of the following:


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     4.1  Satisfaction of Existing Obligations.  Other than in the ordinary course of business as now conducted, Debtor shall not cause to be created or suffer to exist any additional lien, mortgage, pledge, charge, security, or other encumbrance on the Collateral.

     4.2 Continuation of Business. Debtor shall use its best efforts consistent with prudent business practices to preserve and maintain the business and business organization of Debtor intact.

     4.3 Regulatory Compliance. Debtor shall not violate in any material respect any law, rule, regulation, order, or ordinance applicable to the conduct of the business of Debtor or relinquish or terminate any rights, qualifications, license, or permits that would materially affect the financial condition or the business of Debtor.

                                  ARTICLE V
                       AFFIRMATIVE COVENANTS OF DEBTOR

     5.1 Credit Committee and Use of Credit Proceeds. Debtor shall utilize the credit extended hereby for working capital in operating Debtor's business. The use of the funds provided under the line of credit shall be approved by the Credit Committee established by the Debtor specifically for such purpose.

     5.2 Financial Records. Debtor shall maintain adequate books, accounts, and records in accordance with the practices of prudent businessmen and in accordance with generally accepted accounting principles, consistently applied, and shall make all such records available for inspection and duplication, by Creditor or its agents at any time during reasonable business hours.

     5.3 Compliance With Laws. Debtor shall take whatever actions are necessary to comply with all statutes and regulations governing the activities and operations of Debtor and maintain its corporate existence and right to carry on business in each state or other jurisdiction in which Debtor now conducts business.

                                 ARTICLE VI
                             DEFAULT OF DEBTOR

    6.1 Events of Default. Upon the occurrence and during the continuance of any one or more of the events hereinafter enumerated, Creditor may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Debtor, declare the unpaid balance of the principal and interest then accrued to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Debtor, such events being as follows:

          (a) Default in the payment of the principal and interest or any portion thereof when the same shall become due and payable, whether at maturity as therein expressed, by acceleration, or otherwise, unless cured within ten (10) days after notice thereof by the Creditor to Debtor; or

          (b) Default in the due observance or performance of any other covenant or obligation contained in the Rights Agreement, this Agreement, the Master Promissory Note, or the Pledge and Security Agreement, unless observed or performed within ten (10) days after notice thereof to Debtor by Creditor; provided, if compliance is not possible within ten (10) days, default shall occur upon failure within ten (10) days to take steps that will produce compliance as soon as is reasonably practicable.

     6.2 Procedure on Default. Upon the occurrence of an event of default, and at any time thereafter, Creditor may elect to declare the entire Obligation immediately due and payable and after notice of default has expired, at any time thereafter, without further notice, Creditor may take possession of the Collateral pursuant to the terms of the Pledge and Security Agreement. At such time that Creditor elects to take possession of the Collateral, Debtor shall give Creditor its full and complete cooperation in immediately transferring the Collateral to Creditor. At such time as the Collateral has been transferred by Debtor to Creditor the entire Obligation under this Agreement and the Master Promissory Note shall be deemed paid-in-full and the Creditor shall have no further claims against the Debtor with respect to the Obligation.

                             ARTICLE VIII
                      MISCELLANEOUS PROVISIONS

     7.1 Assignment of Agreement. Except as expressly provided, neither the rights nor the obligations of the parties to this agreement may be assigned or delegated by either party in whole or in part without the prior written consent of the other party.

     7.2 Governing Law. The laws of the state of Missouri shall govern the validity of this Credit Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

     7.3 Consent to Jurisdiction and Venue. In the event of any breach, threatened breach or other dispute between the parties under this Credit Agreement, the parties agree that the United States District Court for the Western District of Missouri shall have the sole and exclusive jurisdiction over any such proceeding. If such court lacks federal subject matter jurisdiction, the Jackson County Circuit Court shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for such proceedings and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

     7.4 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or, if sent by facsimile transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid telegram addressed as follows:

If to Creditor:   JFJ ECOSYSTEMS, LLC
                  Attn: John P. Crowe
                  1015 West 54th Street
                  Kansas City, MO  64112
                  Fax No: (817) 361-2210

with copies to:   SEIGFREID, BINGHAM, LEVY, SELZER & GEE
                  Attn: Kevin Connor, Esq.
                  911 Main Street, Suite 2800
                  Kansas City, MO  64105
                  Fax No: 816-474-3447


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If to Debtor:    INDUSTRIAL ECOSYSTEMS, INC AND IEI CANADA:
                 Attn: President
                 450 Dondee Way, Suite 10
                 Pacifica, CA 94044
                 Fax No.: 650-355-4517

with copies to:  TAYLOR AND ASSOCIATES, INC.
                 Elliott N. Taylor, Esq.
                 3090 East 3300 South, Ste. 400
                 Salt Lake City, UT 84109
                 Fax No.: 801-463-6085

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission or other electronic communication, three days after the date so mailed, or one day after the date so telegraphed or sent by overnight delivery.

     7.5 Title and Captions. Section titles or captions to this Agreement are for convenience and reference only and shall not be deemed part of this Agreement and shall not be interpreted to define, limit, augment, extend, or describe the scope, content, or intent of any part or parts of this Agreement.

     7.6 Further Action. The parties shall execute and deliver all documents or instruments, provide all information, and take or forebear from all such action as may be necessary or appropriate to achieve the purpose of this Agreement.

     7.7 Binding Effect Upon Successors. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective heirs, executors, administrators, successors, legal representatives, and assigns; provided, that this provision shall not be construed as permitting assignment, substitution, delegation, or other transfer of rights or obligations, except strictly in accordance with the provisions of the other sections of this Agreement.

     7.8 Creditors. Unless expressly provided in this Agreement, none of the provisions of this Agreement shall be for the benefit of, or enforceable by, any creditors of any party hereto.

     7.9 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, promise, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, promise, or condition. Any party may, by notice delivered in the manner provided in this Agreement, but shall be under no obligation to, waive any of its rights or any conditions to its obligations hereunder, or any duty, obligation, or covenant of any other party. No waiver shall affect or alter the remainder of this Agreement, but each and every other covenant, duty, promise, and condition hereof shall continue in force and effect with respect to any other then existing or subsequently occurring breach.

     7.10 Severability. In the event that any condition, covenant, or other provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other covenant or condition herein contained. If such condition, covenant, or other provision shall be deemed invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

     7.11 Exhibits. All exhibits annexed to this Agreement and any documents to be delivered herewith are expressly made a part of this Agreement as fully as though completely set forth in it. All references to this Agreement, either in the Agreement itself or in any of such writings, shall be deemed to refer to and include this Agreement itself or in any of such exhibits or writings. Any breach of or default under any provision of any of such writing shall, for all purposes, constitute a breach or default under this Agreement and all other such writings.

     7.12 Attorneys' Fees. Should either party take any legal action to enforce any of the terms or provisions of this Agreement, or any costs are incurred by reason of breach or default in any of the covenants, representations, warranties, terms, or conditions of this Agreement, the non-defaulting party shall be entitled to recover any costs, including attorneys' fees incurred in enforcing the obligations of the other party under the terms of this Agreement or in collecting any judgment that may be entered.

     7.13 Time of Essence. Time is of the essence in the performance of the duties, covenants, or obligations of the parties under the terms of this Agreement.

     7.14 Facsimile Transmission. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of any party hereto, the parties will confirm facsimile transmitted signatures by signing an original document.

     7.15 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CREDITOR:                                 DEBTOR:

JFJ ECOSYSTEMS,  LLC                      INDUSTRIAL ECOSYSTEMS, INC.

By /s/John P. Crowe, Manager              By /s/Walter Kolbe, President


IEI CANADA, INC.

By /s/Walter Kolbe, President

                        MASTER PROMISSORY NOTE

$750,000.00                                           DATE: DECEMBER 31, 1998

     FOR VALUE RECEIVED, INDUSTRIAL ECOSYSTEMS, INC., a Utah corporation ("Debtor"), promises to pay to JFJ ECOSYSTEMS, LLC, a Missouri limited liability company ("Creditor"), or order, the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) with interest on the unpaid principal balance at six percent (6%) per annum (the "Line of Credit").

     This Promissory Note is the Master Promissory Note referred to as Exhibit A-1 to the Credit Agreement of even date herewith entered into by Debtor and Creditor. Pursuant to the terms of the Credit Agreement, Creditor makes the Line of Credit to Debtor as follows:

     1. Master Note Agreement. This Promissory Note shall constitute a "Master Note" under which Creditor may make advances to Debtor aggregating up to the principal amount of this Promissory Note as shown on the face hereof. Debtor agrees that the records of Creditor shall serve as prima facia evidence as to the unpaid and funded principal balance of this Master Note.

     2. Payment. The principal shall bear interest on the monthly balance (as defined in subsection (c) of this section) at 6% per annum from and after the date thereof until payment in full. The principal and interest, is due and payable as follows:

          (a) The Master Note is due in full on December 31, 2000 unless canceled pursuant to the terms of the Rights Agreement, extended by Creditor pursuant to written notice thereof or such other agreement as may be entered into between Creditor and Debtor with respect thereto;

          (b) Debtor may, but is not obligated to, make periodic payments in part or full payment of the "monthly balance" as defined in subsection (c) of this section.

          (c) The "monthly balance" will be computed by taking the balance of Debtor's account on the first day of each month, adding any additional advances and interest charges and subtracting any payments or credits.

          (d) The entire Obligation will be due immediately upon the expiration of the notice of default given to Debtor from Creditor in the event of default by Debtor as hereinafter provided.

     3. Application of Payments. Unless applicable law provides otherwise, all payments received by Debtor shall be applied by Creditor first in payment of interest payable, next to the principal, and last to any other sums secured by this Agreement.

     4. Term. Unless terminated earlier by the mutual agreement of the parties or pursuant to another provision of this Agreement, this Agreement shall continue in full force and effect until December 31, 2000, if not paid in full or otherwise canceled pursuant to the terms of the Rights Agreement, or on the mutual agreement of the parties.

     5. Events of Default. Upon the occurrence and during the continuance of any one or more of the events hereinafter enumerated, Creditor may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Debtor, declare the unpaid balance of the principal and interest then accrued to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Debtor, such events being as follows:

          (a) Default in the payment of the principal and interest or any portion thereof when the same shall become due and payable, whether at maturity as therein expressed, by acceleration, or otherwise, unless cured within ten (10) days after notice thereof by the Creditor to Debtor; or

          (b) Default in the due observance or performance of any other covenant or obligation contained in the Rights Agreement, the Credit Agreement, this Master Promissory Note, or the Pledge and Security Agreement, unless observed or performed within ten (10) days after notice thereof to Debtor by Creditor; provided, if compliance is not possible within ten (10) days, default shall occur upon failure within ten (10) days to take steps that will produce compliance as soon as is reasonably practicable.

     6. Procedure on Default. Upon the occurrence of an event of default, and at any time thereafter, Creditor may elect to declare the Line of Credit due and payable and after notice of default has expired, at any time thereafter, without further notice, Creditor may take possession of the Collateral pursuant to the terms of the Pledge and Security Agreement. At such time that Creditor elects to take possession of the Collateral, Debtor shall give Creditor its full and complete cooperation in immediately transferring the Collateral to Creditor. At such time as the Collateral has been transferred by Debtor to Creditor the entire Line of Credit under this Master Promissory Note and the Credit Agreement shall be deemed paid-in-full and the Creditor shall have no further claims against the Debtor with respect to the Line of Credit.

     7. Governing Law. The laws of the state of Missouri shall govern the validity of this Master Promissory Note, the construction of its terms, and the interpretation of the rights and duties of the parties.

     8. Consent to Jurisdiction and Venue. In the event of any breach, threatened breach or other dispute between the parties under this Master Promissory Note, the parties agree that the United States District Court for the Western District of Missouri shall have the sole and exclusive jurisdiction over any such proceeding. If such court lacks federal subject matter jurisdiction, the Jackson County Circuit Court shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for such proceedings and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

     9. Security Interest. Debtor shall execute a Pledge and Security Agreement wherein Debtor shall grant to Creditor a security interest in the Collateral as defined in the Credit Agreement, sufficient to secure the obligation created hereunder, which Pledge and Security Agreement shall be made a part of the Credit Agreement and this Master Promissory Note and incorporated herein by this reference.

                                      BORROWER:

                                      INDUSTRIAL ECOSYSTEMS, INC.
                                      By:/S/Walter Kolbe, President

                        PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made and entered into effective the 31st day of December, 1998, by and between JFJ ECOSYSTEMS, LLC, a Missouri limited liability company ("Creditor"), and INDUSTRIAL ECOSYSTEMS, INC., a Utah corporation ("Debtor"), and IEI Canada, Inc., an Ontario corporation ("IEI Canada").

     FOR AND IN CONSIDERATION of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, it is agreed as follows:

     1. Creation of Security Interest. To secure the due and timely performance of the payment by Debtor to Creditor of the obligation represented by a master promissory note of even date in the principal amount of seven hundred fifty thousand dollars ($750,000.00) and payable, together with interest thereon at the rate of 6% per annum, on or before two (2) years from the date of the Master Promissory Note, a copy of which is attached hereto and incorporated herein by this reference and all accessions, renewals, extensions, and modifications hereto (the "Master Promissory Note"), Debtor has caused IEI Canada to hereby pledge, hypothecate, assign, transfer, set over, and grant a security interest in and to that certain 50% membership interest in and to ROP North America, LLC (the "Joint Venture"), hereinafter called the "Collateral." The Collateral shall be delivered as hereinafter provided to be held for and on behalf of Creditor and to be disposed of in accordance with the terms hereof.

     2. Delivery of Collateral. So long as the Master Promissory Note remains outstanding, Debtor, will cause IEI Canada to, unless Creditor shall otherwise consent in writing in Creditor's sole discretion (a) at its expense, promptly deliver to Creditor, for holding such stock powers and other documents, satisfactory in form and substance to the Creditor, with respect to the Collateral as the Creditor may reasonably request to preserve and protect, and to enable the Creditor to enforce, Creditor's rights and remedies hereunder; (b) not sell, assign, exchange, or otherwise transfer any of his rights in any of the Collateral; (c) not create or suffer to exist any lien, security interest, or other charge or encumbrance against the Collateral, except for the pledge hereunder; (d) not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto; and (e) not take or fail to take any action which would in any manner impair the value or enforceability of Creditor's security interest in any of the Collateral. Any transfer by Debtor of the Collateral shall be subject to the interest of Creditor as a secured party therein.

     3. Power to Vote Membership Interest. During the term of this Agreement and so long as Debtor is not in default in the performance of any of their terms of this Agreement or the Master Promissory Note, Debtor shall have the sole right to vote the membership interest of the Joint Venture on all company questions and actions.

     4. Ownership of Collateral. Debtor, by and through its wholly owned subsidiary, IEI Canada, Inc. ("IEI Canada") owns all the Collateral absolutely, and no other person has or claims any interest in the Collateral. Debtor and IEI Canada will defend any proceeding which may affect the title to or Creditor's security interest in any Collateral, and will indemnify Creditor for all costs and expenses of Creditor's defense.

     5. Adjustments. In the event that, during the term of this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of the Joint Venture, all new, substitute, and additional shares, or other securities, issued by reason of any such change shall be delivered to the agent to be held for and on behalf of Creditor under the terms of this Agreement in the same manner as the membership interest originally pledged hereunder.

     6. Charges, Liens, and Encumbrances on Collateral. Debtor will pay, when due, all future charges, liens, obligations, or encumbrances on, and all taxes and assessments hereafter imposed on or affecting the Collateral.

     7. Application of Payments. Unless applicable law provides otherwise, all payments received by Creditor under the Master Promissory Note shall be applied by Creditor first in payment of interest payable on the Master Promissory Note, next to the principal of the Master Promissory Note, and last to any other sums secured by this Agreement.

     8. Collateral Generally. As to all Collateral, unless specifically otherwise agreed by the Creditor in writing, the Debtor will cause IEI Canada to promptly deliver the Collateral to Creditor to be held until payment of the Master Promissory Note is received or the Collateral is disposed of pursuant to this Agreement.

     9. Events of Default. Upon the occurrence and during the continuance of any one or more of the events hereinafter enumerated, Creditor may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Debtor, declare the unpaid balance of the Master Promissory Note and the interest then accrued to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Debtor, such events being as follows:

          (a) Default in the payment of the principal and interest or any portion thereof when the same shall become due and payable, whether at maturity as therein expressed, by acceleration, or otherwise, unless cured within ten (10) days after notice thereof by the Creditor to Debtor; or

          (b) Default in the due observance or performance of any other covenant or obligation contained in the Rights Agreement, the Credit Agreement, the Master Promissory Note, or this Agreement, unless observed or performed within ten (10) days after notice thereof to Debtor by Creditor; provided, if compliance is not possible within ten (10) days, default shall occur upon failure within ten (10) days to take steps that will produce compliance as soon as is reasonably practicable.

     10. Procedure on Default. Upon the occurrence of an event of default, and at any time thereafter, Creditor may elect to declare the entire Obligation hereby secured immediately due and payable and after notice of default has expired, at any time thereafter, without further notice, Creditor may take possession of the Collateral pursuant to the terms of this Agreement. At such time that Creditor elects to take possession of the Collateral, Debtor shall give Creditor its full and complete cooperation in immediately transferring the Collateral to Creditor. At such time as the Collateral has been transferred to Creditor the entire Obligation under the Credit Agreement and the Master Promissory Note shall be deemed paid-in-full and the Creditor shall have no further claims against the Debtor with respect to the Obligation.

     11. Remedy Cumulative. All remedies provided in this Agreement are distinct and cumulative to any other right or remedy under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively.

     12. Financing Statement. Debtor agrees that this Agreement shall also constitute a financing statement under the Utah Uniform Commercial Code.

     13. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or, if sent by facsimile transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid telegram addressed as follows:

If to Creditor:   JFJ ECOSYSTEMS, LLC
                  Attn: John P. Crowe
                  1015 West 54th Street
                  Kansas City, MO  64112
                  Fax No: (817) 361-2210

with copies to:   SEIGFREID, BINGHAM, LEVY, SELZER & GEE
                  Attn: Kevin Connor, Esq.
                  911 Main Street, Suite 2800
                  Kansas City, MO  64105
                  Fax No: 816-474-3447

If to Debtor:    INDUSTRIAL ECOSYSTEMS, INC AND IEI CANADA:
                 Attn: President
                 450 Dondee Way, Suite 10
                 Pacifica, CA 94044
                 Fax No.: 650-355-4517

with copies to:  TAYLOR AND ASSOCIATES, INC.
                 Elliott N. Taylor, Esq.
                 3090 East 3300 South, Ste. 400
                 Salt Lake City, UT 84109
                 Fax No.: 801-463-6085

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission or other electronic communication, three days after the date so mailed, or one day after the date so telegraphed or sent by overnight delivery.

    14. Waiver. No failure to exercise and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No waiver of any provision of this Agreement or of any right, or remedy afforded by law shall be deemed, or shall constitute, a waiver of any other provision, right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless evidenced by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the waiver is sought.

     15. Successors and Assigns. This Agreement shall bind and shall inure to the benefit of the respective successors, assigns, heirs, beneficiaries, and personal representatives of the parties hereto.

     16. Additional Assurances and Documentation. Debtor and IEI Canada agree to provide Creditor such further representations, assurances, and documents as may, from time to time, be required by Creditor to document and evidence the security interest in the Collateral created hereby including a UCC-1 which will be filed in all states necessary to secure Creditor's interest in the Collateral.

     17. Headings. The headings or captions of the paragraphs, sections, or articles herein are inserted for the convenience only and shall not be deemed to constitute a part of this Agreement for any purpose, and in particular shall not be construed to limit, define, or explain the subject matter or modify the meaning of any part or all of this Agreement.

     18. Survival of Warranties and Representations. The representations, warranties, covenants, agreements, indemnities, and undertakings of the parties in this Agreement shall not expire with, or be terminated or extinguished by, the execution and delivery of this Agreement or any document or instrument contemplated hereby, notwithstanding any investigations of the facts constituting the basis of the representations and warranties of another party by any party hereto or anyone on behalf of any party hereto. Consummation of the transactions contemplated hereby shall not be deemed or construed as a waiver of any right or remedy that any party hereto may have or covenant, notwithstanding any fact or facts that such party knew or should have known at such time.

     19. Severability. In the event of this Agreement or the application of any such provision to any person or circumstance shall conflict with any jurisdiction, then such conflict shall not affect any other provision of this Agreement which can be given effect without the conflicting provision and the remainder of this Agreement or the application of such provisions to persons or circumstances other than those as to which such provisions are held invalid or unenforceable, shall not be affected thereby. The invalidity or unenforceability of this Agreement or any provisions thereof in any jurisdiction shall not affect the validity or enforceability of this Agreement or of such provision in any other jurisdiction. To this end, the provisions of this Agreement are declared to be severable.

     20. Modification. This Agreement may not be supplemented, varied, or rescinded except by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the supplement, variance, or rescission is asserted.

     21. Governing Law. The laws of the state of Missouri shall govern the validity of this Pledge and Security Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

     22. Consent to Jurisdiction and Venue. In the event of any breach, threatened breach or other dispute between the parties under this Pledge and Security Agreement, the parties agree that the United States District Court for the Western District of Missouri shall have the sole and exclusive jurisdiction over any such proceeding. If such court lacks federal subject matter jurisdiction, the Jackson County Circuit Court shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for such proceedings and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service of process to vest personal jurisdiction over them in any of these courts.

     23. Facsimile Transmission. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of any party hereto, the parties will confirm facsimile transmitted signatures by signing an original document.

    24. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CREDITOR:                                 DEBTOR:

JFJ ECOSYSTEMS,  LLC                      INDUSTRIAL ECOSYSTEMS, INC.

By /s/John P. Crowe, Manager              By /s/Walter Kolbe, President


IEI CANADA, INC.

By /s/Walter Kolbe, President